February 4, 2016 Fourth Quarter 2015 Earnings Call Secure Logistics. Worldwide. Exhibit 99.2

2 Safe Harbor Statement & Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2016 non-GAAP outlook, including revenue, organic growth, operating profit, earnings per share, currency translation impact, tax rate and capital expenditures; margin rate outlook (including for the U.S., and Mexico businesses); expected 2016 results and drivers (including in specific markets); expected operational improvements and cost savings from reorganization and restructuring actions; and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA liabilities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on, and cost of, repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2014, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix.

February 4, 2016 Fourth Quarter 2015 Earnings Call Secure Logistics. Worldwide.

4 CEO Overview 2015 Non-GAAP Results Fourth Quarter • EPS $.55 vs $.58 (up 29% on constant currency basis) • Revenue down 14% • 6.6% margin vs 6.9% • Negative currency impact: $117 million on revenue; $16 million on operating profit; $.20 on EPS Full Year • EPS $1.69 vs $1.01 (up 131% on constant currency basis) • Revenue down 11%, organic growth 3% • 5.3% margin vs 3.7% • Negative currency impact: $467 million on revenue; $50 million on operating profit; $.64 on EPS Note: See reconciliation to GAAP results in Appendix

5 124 157 190 - 210 3.7% 5.3% 6.7% - 7.4% 2014 2015 2016 Outlook -20 -15 -10 -5 0 5 10 -25 25 75 125 175 225 275 2014 2015 2016 Outlook Note: See reconciliation to GAAP results in Appendix Continued Improvement in 2016 Non-GAAP Operating Profit Margin 2015 Accomplishments • Increased margin to 5.3% vs 3.7% • Strong organic improvements in Argentina, Mexico, Chile and Asia • Restructuring actions yield $50 million in savings, including $15 million in corporate expense • Improved security results 2016 Non-GAAP Outlook • EPS $2.00 - $2.20 • Margin 6.7% - 7.4% • U.S., Argentina, Payments, and Mexico drive organic profit growth • Ongoing restructuring actions yield additional $25 to $35 million savings in 2016 • Unfavorable currency impact on operating profit of ~$29 million from Argentina and Brazil ($ Millions, except %)

February 4, 2016 Fourth Quarter 2015 Earnings Call Secure Logistics. Worldwide.

7 Notes: * Adjusted to exclude Venezuela See reconciliation to GAAP results in Appendix 2015 Operating Results Exceed Original Guidance Operations* Currency2014* 2015 $1.01 $1.55 - $1.75 $(0.35) $0.89 - $1.09 1 2 3 4 Operations Currency2014* 2015 2015 Guidance (provided in 4Q14 Earnings Release 2/5/15) 2015 Results $1.01 $1.69 $(0.64) $1.32 1 2 3 4 $0.89 - $1.09 $(0.35) $1.55 - $1.75

8 2016 Non-GAAP EPS Outlook: Continued Strong Operating Improvement Note: See reconciliation to GAAP results in Appendix. Operations Currency $1.69 $2.00 - $2.20 $0.66 - $0.86 ($0.35) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2015 Operations Currency 2016 Est 2015 2016 Outlook

2015 Results

10 Note: See reconciliation to GAAP results in Appendix Non-GAAP EPS: 4Q14 Versus 4Q15 Operating Improvements Offset by Currency Operations Currency4Q14 4Q15 0.58 $(0.20) $0.55 0.17 1 2 3 4

11 $848 4Q14 4Q15 Summary of 4Q15 Non-GAAP Results $0.58 4Q14 4Q15 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 0% Currency (14%) $59 4Q14 4Q15 Operating Profit Margin 6.9% 6.6% ($ Millions, except per share amounts) Organic Growth 29% Currency (34%) $ 65 Constant Currency $49 Reported $ 0.75 Constant Currency (0.20) Currency $ 0.55 Reported (16) Currency $ 851 Constant Currency (117) Currency $ 733 Reported

12 Non-GAAP EPS: 2014 Versus 2015 Strong Operating Results Offset Currency Impact Operations Currency2014 2015 $1.01 $1.32 $(0.64) $1.69 1 2 3 4 Notes: See reconciliation to GAAP results in Appendix

13 Summary of 2015 Non-GAAP Results $3,351 1 2 $1.01 1 2 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 3% Currency (14%) $124 1 2 Operating Profit Margin 3.7% 5.3% ($ Millions, except per share amounts) Organic Growth 131% Currency (63%) 2014 2015 2014 2015 2014 2015 $3,444 Constant Currency (467) Currency $2,977 Reported $207 Constant Currency (50) Currency $157 Reported $ 2.33 Constant Currency (0.64) Currency $1.69 Reported

Segment Results

15 $1.3 $5.9 $3.9 $11.7 $8.3 $6.4 $1.4 0.7% 3.3% 2.1% 6.2% 4.5% 3.5% 0.8% (0.6)% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 U.S. Results ($ Millions, except %) ($) 4Q15 Comments  Challenging second half 2015 — Staffing, firearms license timing — Costs to improve service levels — Security costs — Fleet costs 4Q15 Comments  Cash-in-transit volumes down vs 4Q14  Strong Money Processing & ATM volumes growth  Fuel surcharge adjustments ~1% drag on revenue, minimal margin impact Organic growth Revenue Operating Profit $(1.0) Margin $176 $180 $182 $190 $184 $184 $183 $180 0% 1% 3% 7% 4% 2% 1% (5)% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

16 728 730 +2% to 4% 100 200 300 400 500 600 700 800 900 2014 2015 2016 Outlook U.S. 2015 Summary & 2016 Outlook Revenue ($MM) 2015 Summary Challenges managing volume increases and headcount reductions • Staffing, firearms license timing • Customer service levels • Security costs • Fleet costs Key project updates • Centralized billing complete • Field force automation fully rolled out, increasing functionality • Route logistics optimization  17% implemented at 4Q15  Expect ~40% by 2Q16 and ~60% by 4Q16 2016 Outlook De-layered operations • Hired COO with strong LEAN / CPI and logistics experience • Eliminated Regions and Area Director roles Continuous Process Improvement (CPI) • KPI dashboards, LEAN tools, model branches • CPI on all core operating processes • Route logistics Fleet • New vehicles and retrofits to “one-person” crews • Savings on labor, fuel & maintenance $23 $15 $30-$40 0 10 20 30 40 50 2014 2015 2016 Outlook Margin 3.1% 2.1% 4% - 5% Operating Profit ($ Millions, except %)

U.S. Operations Delayered

New Structure


U.S. President
COO
District 1
District 5
District 11
~8-12 Branches
~8-12 Branches
~8-12 Branches

Impact

- Eliminated regional VP & Area Director roles
- Created District VP role
  - Increased focus on branch margin
  - Increased support & accountability for branch performance
- Accelerates and moves decision-making closer to the branches
- Branch performance incentives: financial, quality & productivity

17

U.S. Fleet Flexibility Drives Savings

New & Retrofit Vehicles



Transit Connect vehicle


BRINKS

Ford F-550


BRINKS

Retrofit vehicle

Rollout Plan

(# of vehicles)


78
162
~325
~ 460
3Q15
4Q15
2Q16 Est.
4Q16 Est.

- New vehicle: lower fuel & maintenance costs
- New & retrofit: one-person capable
- One-person crew savings opportunity:
  - Reduce total labor hours
  - Improve stops per worked hour
  - No increase in premise or drive time

18

19 U.S. Continuous Process Improvement (Cash in Transit example) Measure Performance vs Trend / Target Drives Accountability Branch Dashboards: CIT • Implemented in 4Q 2015 • Improved data • Enables process improvement • Daily KPI to route level • Weekly branch & district reports 19.7 19.5 20 17.7 16.6 13 12.8 14.2 16 41.4 15.3 15 0 5 10 15 20 25 30 35 40 45 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Avg AM Time (Min) 20.9 20.8 21.7 21.9 20.1 14.1 5.3 5.1 4.9 -20.3 5.5 4.9 -25 -20 -15 -10 -5 0 5 10 15 20 25 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Avg PM Time (Min) 0 -971 -913.1 -1105.3 -1336 -1091.3 -1203.5 -1375.6 -715.7 -610.1 -535.3 -344 -326.6 -1600 -1400 -1200 -1000 -800 -600 -400 -200 0 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Total Time Actual Vs Plan (Hrs) 0 -12.6% -13.1% -14.1% -17.3% -15.0% -15.9% -17.6% -10.4% -9.0% -7.8% -5.6% -4.8% -20.0% -18.0% -16.0% -14.0% -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec % Total Time Over/(Under) vs Plan 99.96% 99.94% 99.97% 99.90% 99.91% 99.97% 99.94% 99.86% 99.95% 99.95% 99.94% 99.92% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 105.0% Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec Service Quality Daily KPIs to Route Level Weekly Branch & District Level % % % % % % % % % % % Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec SPWH

20 $100 $98 $95 $95 $86 $85 $80 $82 1% (8)% (7)% (4)% (3)% 2% 6% 4% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Mexico: Profits Improve Despite Revenue Decline ($ Millions, except %) Revenue 4Q15 Comments  Cost actions and revenue growth more than offset negative currency impact  Record-level profits: margin rate and local currency profit 4Q15 Comments  Peso devaluation drives 2015 reported revenue decline  Retail segment driving organic growth in 2015 Organic growth Operating Profit $3.7 $(0.9) $(0.4) $7.2 $7.9 $4.5 $3.4 $8.4 3.7% (0.9)% (0.4)% 7.6% 9.2% 5.3% 4.2% 10.3% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Margin

4Q15 Results: France, Brazil & Canada

BRINKS

($ Millions, except %)

France


$108
$10.2
Revenue
Op Profit

Organic Growth 0% Margin 9.5%

- Consistent performance in difficult environment
  - Flat revenue with slight volume decline offset by solutions development
  - Cost actions and productivity offset volume pressures
- Repositioning business to focus on customer cash supply chain

Brazil


$65
$11.9
Revenue
Op Profit

Organic Growth 10% Margin 18.2%

- Strong finish to 2015
  - Retroactive price increases
  - Seasonality, solid volumes
  - Approximately 50% of 2015 profit in Q4
  - $6 million unfavorable currency impact on operating profit

Canada


$37
$3.0
Revenue
Op Profit

Organic Growth 0% Margin 8.0%

- Revenue flat across all lines of business
- Profit down from currency and higher pension costs

21

22 Global Markets: Strong 4Q15 Performance Despite Currency Headwinds  Revenue decline in Germany and Ireland as expected, rest of region slow growth and difficult comparisons  Continued solid margins  Strong organic revenue growth in Argentina offset by currency  Another strong quarter from Argentina, all of regions profit improvement  Strong growth and margins across the region $105 $9.0 Revenue Op Profit $96 $23.0 Revenue Op Profit $40 $9.2 Revenue Op Profit Organic Growth (16%) Margin 8.6% Organic Growth 15% Margin 23.9% Organic Growth 11% Margin 22.8% EMEA Latin America Asia ($ Millions, except %)

23 Non-GAAP Cash Flow, Capital Investment and Net Debt $187 $196 2014 2015 $319 $270 12/31/2014 12/31/2015 Net Debt CFOA (Excluding 2014 pension payments & Venezuela) Note: See reconciliation to GAAP results in Appendix. $143 $116 1/1/2014 1/1/2015 Capital Expenditures & Capital Leases ($ Millions) 2014 2015

Outlook

25 2016 Outlook $2,977 $2,850 2015 2016 Est. $157 $190 - $210 2015 2016 Est. $1.69 $2.00 – $2.20 2015 2016 Est. Revenue Operating Profit EPS 2015 $2,977 Organic +5% 150 Currency (9)% (277) 2016 Outlook $2,850 Revenue EPS 2015 $1.69 Op Profit 0.75 – 0.99 Currency (0.35) Interest/Taxes/Other (0.09) – (0.13) 2016 Outlook $2.00 – $2.20 Operating Profit 2015 $157 U.S. @ 4-5% margin 15 – 23 Mexico @ 10% margin ~$10 Payments ~$10 Rest of World $27 – 39 Subtotal $62-82 Currency (29) 2016 Outlook $190– $210 Note: See reconciliation to GAAP results in Appendix. ($ Millions, except per share amounts)

26 2016 Non-GAAP Forecast 2014 2015 2016 $1.01 $1.69 $2.00 - $2.20 2014 2015 2016 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 3% 5% Currency (14%) (9%) $124 $157 $190 - $210 2014 2015 2016 Operating Profit Margin 3.7% 5.3% 6.7% - 7.4% Outlook Outlook Outlook $3,351 ~$2,850$2,977 ($ Millions, except per share amounts)

February 4, 2016 Fourth-Quarter 2015 Earnings Call Secure Logistics. Worldwide.

Appendix

29 Note: See reconciliation to GAAP results in Appendix (a) Attributable to Brink’s Non-GAAP 2016 Outlook 20152014 2016 Outlook Revenue $3,351 $2,977 ~$2,850 Op profit 124 157 190 – 210 Interest/Other Income (22) (15) (16) Taxes (47) (52) (68 – 76) Noncontrolling interests (6) (5) (5 -7) Income from continuing ops (a) 49 84 101 – 111 EPS Range $1.01 $1.69 $2.00 – $2.20 2015 2016 Outlook2014 Key Metrics Revenue change Organic $85 3% $150 5% Acq./Disp 9 - - - Currency (467) (14) (277) (9%) Total $(374) (11%) $(127) (4%) Margin 3.7% 5.3% 6.7% - 7.4% Tax rate 45.7% 37.0% ~39% U.S. margin 3.1% 2.1% 4% - 5% Mexico margin 2.5% 7.3% 10% ($ Millions, except as noted)

30 Brink’s Historical Non-GAAP Results ($ Millions, except per share amounts) (%)($) Margin Operating Profit EPS $21 $24 $21 $59 $41 $31 $37 $49 2.5% 2.9% 2.5% 6.9% 5.4% 4.1% 5.0% 6.6% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 $0.15 $0.16 $0.12 $0.58 $0.44 $0.30 $0.40 $0.55 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Note: See reconciliation to GAAP results in Appendix

31 Capex Spend(a) ($ Millions, except ratio) (a) Excluding Venezuela $207 $176 $169 $143 $116 1.7 1.3 1.1 1.0 0.9 0.00. 10.02. 30.04. 5 0.06. 70.08. 90.10. 1 0.12. 30.14. 50.16. 7 0.18. 90.20. 10.22. 3 0.24. 50.26. 70.28. 9 0.30. 10.32. 30.34. 5 0.36. 70.38. 90.40. 1 0.42. 30.44. 50.46. 7 0.48. 90.50. 10.52. 3 0.54. 50.56. 70.58. 9 0.60. 10.62. 30.64. 5 0.66. 70.68. 90.70. 1 0.72. 30.74. 50.76. 7 0.78. 90.80. 10.82. 3 0.84. 50.86. 70.88. 9 0.90. 10.92. 30.94. 5 0.96. 70.98. 91.00. 1 1.02. 31.04. 51.06. 7 1.08. 91.10. 11.12. 3 1.14. 51.16. 71.18. 9 1.20. 11.22. 341.25. 6 1.27. 81.29.301. 1.32 1. 3.341. 5.361. 7.38 1. 9.401. 1.421. 3.44 1. 5.461. 7.481. 9.50 1. 1.521. 3.541. 5.56 1. 7.581. 9.601. 1.62 1. 3.641. 5.661. 7.681 9 .70 100 150 200 250 300 2011 2012 2013 2014 2015 Reinvestment Ratio Depreciation (a) $125 $150$134 $147 $132

32 Legacy Liabilities – Underfunding at 12/31/15 ($ Millions) Primary U.S. Pension UMWA $(113) $(108) $(114) 2013 2014 2015 Primary U.S. Pension $(142) $(197) $(206) 2013 2014 2015 UMWA

33 Estimated Cash Payments: $0 to Primary U.S. Pension until 2020 $0 to UMWA until 2027 ($ Millions) Payments to Primary U.S. Pension Payments to UMWA • Prepaid 2015 and 2016 pension payments in 3Q14 − Accelerated de-risking of invested asset allocation − Reduced PBGC premiums (current borrowing costs are lower than PBGC premiums) − No cash payments expected until 2020 based on actuarial assumptions at 12/31/2015 − Remeasurement occurs every year-end with 10K filing • No cash payments to UMWA expected until 2027 $0 $9 $21 $17 $5 2015 2020 2021 2022 2023 $0 $3 2015 2027

Segment Results and Non-GAAP Results Reconciled to GAAP

35 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. 2014 2015 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q 4Q Full Year Revenues: Venezuela operations $ 131.3 22.3 25.1 33.1 211.8 $ 20.5 12.2 19.3 32.5 84.5 Operating profit: Venezuela operations (88.9) (7.9) (2.3) 1.2 (97.9) (17.9) (39.1) (0.8) 10.1 (47.7) Reorganization and Restructuring - - - (21.8) (21.8) (1.5) 1.2 (2.9) (12.1) (15.3) U.S. and Mexican retirement plans (6.8) (4.5) (6.0) (61.7) (79.0) (8.3) (7.6) (8.0) (7.3) (31.2) Acquisitions and dispositions 1.2 1.3 46.9 - 49.4 - 0.3 - (6.3) (6.0) Share-based compensation adj. - (4.2) 1.8 - (2.4) - - - - - Operating profit $ (94.5) (15.3) 40.4 (82.3) (151.7) $ (27.7) (45.2) (11.7) (15.6) (100.2)

36 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) Venezuela operations We have excluded from our segment results all of our Venezuela operating results, including expenses related to currency devaluations ($34.3 million in 2015 and $142.7 million in 2014) and charges related to the impairment of property, plant and equipment ($35.3 million, majority of which was recognized in the second quarter of 2015), due to management’s inability to allocate, generate or redeploy resources in-country or globally. In light of these unique circumstances, the Venezuela business is largely independent of the rest of our global operations. As a result, the CODM, the Company’s Chief Executive Officer, assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Additionally, management believes excluding Venezuela from segment results makes it possible to more effectively evaluate the company’s performance between periods. Factors considered by management in excluding Venezuela results include: • Continued inability to repatriate cash to redeploy to other operations or dividend to shareholders • Highly inflationary environment • Fixed exchange rate policy • Continued currency devaluations and • Difficulty raising prices and controlling costs Reorganization and Restructuring Brink’s reorganized and restructured its business in December 2014, eliminating the management roles and structures in its former Latin America and EMEA regions and implementing a plan to reduce the cost structure of various country operations by eliminating approximately 1,700 positions across its global workforce. Severance costs of $21.8 million associated with these actions were recognized in 2014. An additional $1.9 million was recognized in 2015 related to the 2014 restructuring. Brink's initiated an additional restructuring of its business in the third quarter of 2015. We recognized $11.6 million in 2015 costs related to employee severance, contract terminations, and property impairment associated with the 2015 restructuring, which is expected to reduce the global workforce by an additional 1,000 to 1,200 positions and is projected to result in $25 to $35 million in 2016 cost savings. In addition, in 2015, we recognized $1.8 million in charges related to executive leadership and Board of Directors restructuring actions announced in January 2016. We expect to recognize between $5 and $10 million of additional restructuring costs in 2016. These amounts have not been allocated to segment results. U.S. and Mexican retirement plans Costs related to our frozen U.S. retirement plans have not been allocated to segment results. Brink’s primary U.S. pension plan settled a portion of its obligation in the fourth quarter of 2014 under a lump sum buy-out offer. Approximately 4,300 terminated participants were paid about $150 million of plan assets under this offer in lieu of receiving their pension benefit. A $56 million settlement loss was recognized as a result of the settlement. Employee termination costs in Mexico are accounted for as retirement benefits under FASB ASC Topic 715, Compensation — Retirement Benefits. Settlement charges ($4.6 million in 2015 and $5.9 million in 2014) related to these termination benefits in Mexico have not been allocated to segment results.

37 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) Acquisitions and dispositions Gains and losses related to acquisitions and dispositions that have not been allocated to segment results are described below: • Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain in the third quarter of 2014. The gain on the sale and the equity earnings have not been allocated to segment results. • A favorable adjustment to the 2010 business acquisition gain for Mexico ($0.7 million in the third quarter of 2014) is not allocated to segment results. • A favorable adjustment to the purchase price of a third quarter 2014 business acquisition in EMEA ($0.3 million in the second quarter of 2015) is not allocated to segment results. • Brink's sold its 70% interest in a cash management business in Russia in the fourth quarter of 2015 and recognized a $5.9 million loss on the sale. • Brink's recognized $0.4 million in pretax charges in the fourth quarter of 2015 related to a real estate transaction in Mexico. The transaction did not qualify for sale-leaseback accounting under U.S. GAAP rules due to continuing involvement with the property. A financing liability of $14 million was recognized for the cash proceeds received in the transaction. When the continuing involvement conditions expire, a gain will be recognized, equal to the difference between the financing liability and the remaining net book value of the property. Share-based compensation adjustment Accounting adjustments related to share-based compensation have not been allocated to segment results ($4.2 million expense in the second quarter of 2014 and a $1.8 million benefit in the third quarter of 2014). The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

Non-GAAP Reconciled to GAAP

BRINKS

The Brink's Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for percentages and per share amounts)

	2014					2015				
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Revenues:										
Non-GAAP	$ 818.3	836.7	847.4	848.1	3,350.5	$ 755.6	748.1	739.9	733.3	2,976.9
Other items not allocated to segments[a]	131.3	22.3	25.1	33.1	211.8	20.5	12.2	19.3	32.5	84.5
GAAP	$ 949.6	859.0	872.5	881.2	3,562.3	$ 776.1	760.3	759.2	765.8	3,061.4
Operating profit (loss):										
Non-GAAP	$ 20.8	24.0	20.8	58.6	124.2	$ 40.6	30.6	37.0	48.6	156.8
Other items not allocated to segments[a]	(94.5)	(15.3)	40.4	(82.3)	(151.7)	(27.7)	(45.2)	(11.7)	(15.6)	(100.2)
GAAP	$ (73.7)	8.7	61.2	(23.7)	(27.5)	$ 12.9	(14.6)	25.3	33.0	56.6
Taxes:										
Non-GAAP	$ 6.9	8.5	6.7	24.8	46.9	$ 13.4	9.7	12.2	17.0	52.3
Other items not allocated to segments[a]	(3.3)	(1.3)	21.5	(27.1)	(10.2)	(3.9)	-	(1.5)	19.6	14.2
Income tax rate adjustment[b]	5.1	(3.1)	(1.4)	(0.6)	-	6.0	(2.1)	3.4	(7.3)	-
GAAP	$ 8.7	4.1	26.8	(2.9)	36.7	$ 15.5	7.6	14.1	29.3	66.5
Noncontrolling interests:										
Non-GAAP	$ 0.8	2.1	2.2	1.3	6.4	$ 0.8	1.8	0.8	1.5	4.9
Other items not allocated to segments[a]	(31.3)	(3.7)	(1.6)	(0.7)	(37.3)	(6.2)	(16.5)	(1.4)	2.9	(21.2)
Income tax rate adjustment[b]	1.3	-	(1.2)	(0.1)	-	(1.1)	1.2	0.2	(0.3)	-
GAAP	$ (29.2)	(1.6)	(0.6)	0.5	(30.9)	$ (6.5)	(13.5)	(0.4)	4.1	(16.3)
Non-GAAP margin	2.5%	2.9%	2.5%	6.9%	3.7%	5.4%	4.1%	5.0%	6.6%	5.3%

Amounts may not add due to rounding. See slide 39 for footnote explanations.

38

Non-GAAP Reconciled to GAAP

BRINKS

The Brink's Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for percentages and per share amounts)

	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Income from continuing operations attributable to Brink's:										
Non-GAAP	$ 7.3	8.1	5.7	28.3	49.4	$ 21.9	14.8	20.1	27.4	84.2
Other items not allocated to segments[a]	(59.9)	(10.3)	20.5	(54.5)	(104.2)	(17.6)	(28.7)	(8.8)	(38.2)	(93.3)
Income tax rate adjustment[b]	(6.4)	3.1	2.6	0.7	-	(4.9)	0.9	(3.6)	7.6	-
GAAP	$ (59.0)	0.9	28.8	(25.5)	(54.8)	$ (0.6)	(13.0)	7.7	(3.2)	(9.1)
EPS:										
Non-GAAP	$ 0.15	0.16	0.12	0.58	1.01	$ 0.44	0.30	0.40	0.55	1.69
Other items not allocated to segments[a]	(1.23)	(0.21)	0.41	(1.12)	(2.12)	(0.36)	(0.58)	(0.18)	(0.77)	(1.87)
Income tax rate adjustment[b]	(0.13)	0.06	0.05	0.01	-	(0.10)	0.02	(0.07)	0.15	-
GAAP	$ (1.21)	0.02	0.58	(0.52)	(1.12)	$ (0.01)	(0.26)	0.16	(0.07)	(0.19)

a) See "Other Items Not Allocated To Segments" on slides 35-37 for pretax amounts and details. Other Items Not Allocated To Segments for noncontrolling interests, income from continuing operations attributable to Brink's and EPS are the effects of the same items at their respective line items of the consolidated statements of income (loss).

b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The estimated full-year non-GAAP effective tax rate is 37.0% for 2015 and was 45.7% for 2014.

c) For Non-GAAP EPS on a constant currency basis, EPS is calculated for the most recent period at the prior period's foreign currency rates to eliminate the currency impact on EPS.

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40 Non-GAAP Reconciled to GAAP The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for percentages and per share amounts) Pre-tax Tax Effective tax rate Pre-tax Tax Effective tax rate Effective Income Tax Rate Non-GAAP 102.7$ 46.9 45.7% 141.3$ 52.3 37.0% Other items not allocated to segments(a) (151.7) (10.2) (120.6%) (100.2) 14.2 124.8% GAAP (49.0)$ 36.7 (74.9%) 41.1$ 66.5 161.8% 2014 2015 Amounts may not add due to rounding. See slide 39 for footnote explanations. 4Q Full Year EPS: Constant currency basis - Non-GAAP 0.75$ 2.33 Effect of changes in currency exchange rates (c) (0.20) (0.64) Non-GAAP 0.55 1.69 Other items not allocated to segments(a) (0.77) (1.87) Income tax rate adjustment(b) 0.15 - GAAP (0.07)$ (0.19) 2015

41 Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries Non-GAAP Reconciliations –Cash Flow (Unaudited) (In millions) a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. b) To adjust for cash flows related to our discontinued operations. These measures of “Non-GAAP cash flows from operating activities” (reduced by U.S. pension contributions, before U.S. pension contributions, and before U.S. pension contributions and excluding Venezuela operations) are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of these Non-GAAP measures is to report financial information excluding the impact of cash received and processed in certain of our Cash Management Services operations, without cash flows from discontinued operations, with and without cash flows related to the primary U.S pension plan and excluding cash flows from Venezuela operations. We believe these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. These Non-GAAP measures should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. Three months Full Year 4Q15 4Q14 2015 2014 Cash flows from operating activities - GAAP $ 118.0 68.8 $ 208.8 141.3 Decrease (increase) in certain customer obligations(a) (7.4) 1.7 (12.5) (15.4) Cash outflows (inflows) related to discontinued operations (b) - 1.5 2.0 (5.5) Cash flows from operating activities - Non-GAAP basis (reduced by pension contributions) 110.6 72.0 198.3 120.4 Contributions to primary U.S. pension plan - - - 87.2 Cash flows from operating activities - Non-GAAP basis (before pension contributions) 110.6 72.0 198.3 207.6 Cash (inflows) outflows from Venezuela operations (3.9) 3.6 (2.3) (20.7) Cash flows from operating activities - Non-GAAP basis (before pension contributions and excluding Venezuela operations) $ 106.7 $ 75.6 $ 196.0 $ 186.9

42 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Net Debt (Unaudited) (In millions) (a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $277 million at December 31, 2015, and $332 million at December 31, 2014. Net Debt decreased by $49.3 million primarily due to the repayment of revolver debt from operating cash flows and proceeds from a real estate financing transaction in Mexico. December 31, December 31, 2015 2014 Debt: Short-term debt 29.1$ 59.4 Long-term debt 401.4 407.4 Total Debt 430.5 466.8 Less: Cash and cash equivalents 198.3 176.2 Amounts held by Cash Management Services operations(a) (37.1) (28.0) Cash and cash equivalents available for general corporate purposes 161.2 148.2 Net Debt 269.3$ 318.6

43 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Fixed Assets Acquired 2011 2012 2013 2014 2015 Capital expenditures - GAAP 176.0$ 170.8 172.9 136.1 101.1 Assets acquired under capital lease - GAAP 43.0 18.2 5.4 12.1 18.9 Fixed assets acquired - GAAP 219.0 189.0 178.3 148.2 120.0 Venezuela fixed assets acquired (11.9) (12.6) (9.0) (5.4) (4.3) Fixed assets acquired - Non-GAAP 207.1 176.4 169.3 142.8 115.7 Depreciation Depreciation - GAAP 131.3 141.2 159.4 156.4 135.7 Venezuela depreciation (6.3) (7.6) (9.0) (9.5) (3.9) Depreciation - Non-GAAP 125.0 133.6 150.4 146.9 131.8 Reinvestment Ratio 1.7 1.3 1.1 1.0 0.9 Full Year